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                                                                   EXHIBIT 10.25


                                  BILL OF SALE

         FOR GOOD CONSIDERATION, and the agreement to make payments to the order of Ford Motor Credit Company in the total amount of $15,000.00 which is payable monthly in installments of $531.07, until note is paid the undersigned (Seller), hereby sells and transfers to SIMPCO, INC, (Buyer), the following chattels and personal property: (describe property)

                        -ONE 1996 FORD F350 PICKUP TRUCK-
                             VIN # 1FTJX35F1SKB82667

         The Seller warrants it has good title to said property, subject to the note collateralizing, and has full authority to sell and transfer same, and that said property is sold free of all liens, claims and encumbrances. Seller warrants it will defend and indemnify Buyer from any adverse claims.

         Signed under seal this 19 day of APRIL, 1999.

                                              BASIC TECHNOLOGIES, INC.

                                              By: /s/ BRYAN L. WALKER
                                                 -------------------------------
                                                 Bryan L. Walker, President